UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2016 (May 3, 2016)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	200 Powell Place Brentwood, Tennessee	37027
	(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 3, 2016, AAC Holdings, Inc., a Nevada corporation (the “Company”), together with certain of the Company’s wholly owned subsidiaries, acquired the assets of Solutions Recovery, Inc., a Nevada corporation, and certain of its affiliates (the “Acquisition”). The cash portion of the Acquisition was funded from borrowings pursuant to the Company’s subordinated debt facility with affiliates of Deerfield Management Company, L.P., previously disclosed in the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on October 7, 2015 (the “Facility Agreement”). On May 3, 2016, the Company issued to Deerfield Private Design Fund III, L.P., Deerfield International Master Fund, L.P., and Deerfield Partners, L.P., Senior Subordinated Notes in the principal amounts of $3,250,000, $1,820,000 and $1,430,000, respectively (the “Senior Subordinated Notes”). Pursuant to the terms and conditions of Facility Agreement, the Senior Subordinated Notes bear interest at an annual rate of 12.0% and mature on October 2, 2020. Additionally, certain of the Company’s operating subsidiaries (collectively, the “Guarantors”) previously entered into a Guaranty, dated as of October 2, 2015, whereby the Guarantors agreed to guarantee the obligations and liabilities of the Company under the Facility Agreement and the notes executed in connection therewith, including, without limitation, the Senior Subordinated Notes.

The foregoing description of the Senior Subordinated Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Senior Subordinated Notes. Copies of the Senior Subordinated Notes are filed herewith as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Senior Subordinated Note, dated May 3, 2016, payable to Deerfield Private Design Fund III, L.P.

10.2	Senior Subordinated Note, dated May 3, 2016, payable to Deerfield International Master Fund, L.P.

10.3	Senior Subordinated Note, dated May 3, 2016, payable to Deerfield Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: May 4, 2016

EXHIBIT INDEX

No.	Exhibit

10.1	Senior Subordinated Note, dated May 3, 2016, payable to Deerfield Private Design Fund III, L.P.

10.2	Senior Subordinated Note, dated May 3, 2016, payable to Deerfield International Master Fund, L.P.

10.3	Senior Subordinated Note, dated May 3, 2016, payable to Deerfield Partners, L.P.